Property, Plant And Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

6. PROPERTY, PLANT AND EQUIPMENT

The table below presents the details of our property, plant and equipment (In thousands):

		December 31,
	Depreciable Life	2012	2011
Gathering systems	20 years	$450,989	$298,207
Processing plants and compression facilities	20-25 years	490,991	429,908
Rights-of-way and easements	20 years	60,502	50,085
Buildings and other	5-40 years	7,385	5,958
Land	—	4,698	4,674
Construction in progress	—	55,311	47,073
Property, plant and equipment		1,069,876	835,905
Accumulated depreciation		(130,030)	(89,860)
Property, plant and equipment, net		$939,846	$746,045

     We have capital lease assets of approximately $12 million and $9 million included in our property, plant and equipment at December 31, 2012 and 2011.

     During the year ended December 31, 2012, we recorded an impairment of approximately $1.6 million of our property, plant and equipment to write certain of our assets down to their fair value of zero (which is a Level 3 fair value measurement) as a result of a compressor building fire that occurred on September 6, 2012 at our Corvette processing plant in our Barnett Segment. This impairment, in addition to approximately $1.3 million of other operations and maintenance costs incurred related to the incident, is recoverable under our insurance policies and is recorded in Prepaid Expenses and Other current assets on our balance sheet as of December 31, 2012.

     During the year ended December 31, 2011, we recorded a gain of approximately $1 million on the exchange of property, plant and equipment under an agreement with a third party to exchange the delivery of certain processing plants that were under contract. We received proceeds of approximately $6 million on the exchange.